Investor Presentation November 2021 Exhibit 99.1

Disclaimer Forward Looking Statements This presentation contains forward-looking statements including, but not limited to, statements regarding our short-term and long-term financial targets, expectations and objectives; business outlook, opportunities and strategies; customer demand and market expansion; strategies related to our products and technology; industry growth rates; software trends; planned acquisitions and buybacks; and the continued impact of the COVID-19 pandemic. These statements involve risks, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in our forward-looking statements. Such risks, uncertainties and factors include, but are not limited to: risks from the continued effect of the COVID-19 pandemic on the global economy and on our business, operations and financial condition; risks and compliance obligations relating to the global nature of our operations; macroeconomic conditions and uncertainty in the global economy; fluctuation of our operating results; the ability to integrate acquisitions, including BluJay Solutions; and more. Additional information on potential risks, uncertainties and other factors that could affect our results is included in filings we make with the Securities and Exchange Commission from time to time, including in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended February 28, 2021, and in our Quarterly Reports on Form 10-Q. The information provided herein is as of November 2021. We undertake no duty, and do not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this presentation. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

Sustainable, Differentiated, Competitive Advantage Single interface for all participants Harmony Connected, artificial intelligence / machine learning-driven algorithmic applications Applications Harmonize, enrich, and synchronize disparate data in real time Data Connections to sources of data and content across 300k+ enterprises Network 20 Years. Purpose-Built. The modern commerce and next-generation supply chain management platform

Unique and Differentiated Platform 2 1 3 4 NETWORK Connectivity with and visibility into trading partners HARMONY® Collaboration through a unified visual experience APPLICATIONS AI / ML-based, unified end-to-end decision-making DATA Harmonize and synchronize disparate data

Extensive Global Trade Network Network statistics as of November 2021 10B+ Transactions Annually by 300,000+ Enterprises DEMAND ECOSYSTEM 930k Active resellers $22bn Claims processed annually 753m Annual channel sales transactions 1.2bn Annual channel inventory transactions GLOBAL TRADE ECOSYSTEM 21m Annual export sales orders lines 46bn Annual restricted party list screenings 214 Countries and territories covered 176m Active product classifications SUPPLY ECOSYSTEM 636k Supply and manufacturing nodes 52m Annual shipments 119m Annual orders 22m Annual invoices LOGISTICS ECOSYSTEM 25% of global ocean bookings 44% of global container visibility $18bn Annual TMS freight spend 651m Annual container tracking events

E2open Pro forma Performance[1]

$570M FY22E Pro forma Revenue	**10%+** Organic Revenue Growth	**72%** FY22E Pro forma Gross Margin	**35%** FY22E Pro forma Adj. EBITDA Margin
81% FY22E Pro forma Subscription Revenue	**~95%** Gross Retention[2]	**~107%** Net Retention[2]	**~15 years** Top 100 Customer Average Tenure[2][3]
$54B+ TAM with **>85%** White Space Opportunity[4]	**$1B+** White Space Opportunity With Existing Customers	**300K+** Enterprises in Network	**10B+** Transaction Data Points Captured Annually

Note: Fiscal year ending 2/28/2022. Refer to Appendix for Non-GAAP and pro forma reconciliation
(1) Represents full year pro forma non-GAAP measurements for E2open and BluJay Solutions
(2) Does not include BluJay Solutions
(3) Average customer tenure based on weighted ARR
(4) $54B+ TAM includes only the company's current core markets of North America and Europe. $45B of TAM is based on bottoms-up build by industry, company size and level of supply chain complexity plus an estimated $9B from middle market customers related to BluJay Solutions. TAM study performed by a third-party consultant.

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Accelerating Pro Forma Revenue Growth – E2open + BluJay



$514 M
$ 422M
$92M
FY 2021
11%
10%
$570 M
$ 463M
$107M
FY 2022E
Subscription
Professional Services

Continued strong conviction around meeting and exceeding our long -term organic revenue growth target

12% growth in 2H FY22

FY2022E represents full year pro forma non-GAAP measurements for E2open and BluJay Solutions
Refer to Appendix for pro forma reconciliation

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Accelerating Pro forma Adjusted EBITDA and EBITDA Margin – E2open + BluJay FY2022E represents full year pro forma non-GAAP measurements for E2open and BluJay Solutions Refer to Appendix for pro forma reconciliation

Committed Customer Base AVERAGE ANNUAL RECURRING REVENUE As of 8/31/2020 As of 8/31/2021 *Average customer tenure based on weighted ARR. Does not include BluJay Solutions 14.7 14.9 15.9 14.3 14.6 16.1 10% 12% 10% Average Customer Tenure By Years ($ in millions)

Balanced and Diverse Customer and Product Base % of ARR by Customer Type ARR by Solution Data as of 8/31/2021. Does not include BluJay Solutions ¹ Includes CPG, Apparel, Footwear and Retail. ² Includes Aerospace & Defense / Automotive. ³ Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-profit and Pharma and Biotech.

Significant and Growing TAM

TOTAL TAM NORTH AMERICA + EUROPE


SCM Market[1]
$45B
Professional Services | Support
$9B
$54B+
(12% +'21E-'24E CAGR)
> 85% White Space
Home-Grown Solutions
Manual and Excel-Based Solutions

[1] Represents mid-market, enterprise and large-enterprise TAM. Includes BluJay Solutions.
$54B+ TAM includes only the company's current core markets of North America and Europe. $45B of TAM is based on bottoms-up build by industry, company size and level of supply chain complexity plus an estimated $9B from middle market customers related to BluJay Solutions. TAM study performed by a third-party consultant.

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Delivering on our stated objectives

Stated levers of growth at Announcement (March 2021)

- Accelerate revenue growth through further market penetration and new logo adds via enhanced GTM strategy
- Execute upon highly accretive (revenue and cost synergies) M&A pipeline of large and transformative opportunities to enhance strategic positioning, product suite, and customer base
- Leverage data and analytics to provide additional value to customers, strengthen network effects of the business model and enhance revenue opportunities
- Accelerate organic growth to build a market leader with sustainable growth for the long-term



FY21 Outperformance
(in millions)
$335
Guide (Oct-20)
+$3m
$338
Actual
FY 22 Rev Guidance
$367
At Announcement (Oct-20)
+$7m
$369(1)
Apr-21
$374(1)
Sep-21
Organic Revenue Growth
10%+
Long-term growth target
11%
Q2 FY22 growth
12%
2H FY22E growth(2)
BluJay Synergy Target
$20
At Announcement
+25%
$25
At Closing

(1) Represents midpoint of guidance
(2) Implied based on FY22E guidance

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Operational and Valuation Benchmarking(1) (1) Source: FactSet as of November 15, 2021. E2open metrics are reflective of FY22E (2/28/22). (2) Represents full year pro forma non-GAAP revenue. (3) Represents full year pro forma adjusted EBITDA and gross margin. (4) Reflects Wall Street / Company Guidance on near-term to long-term organic growth targets. Refer to Appendix for pro forma reconciliation BENCHMARKING CY21E Revenue ($mm) $570(2) $654 $415 $249 $383 CY21E Adj. EBITDA ($mm) $198(3) $178 $177 $39 $106 Organic Revenue Growth Outlook(4) CY21E Non-GAAP Gross Margin CY21E Adj. EBITDA Margin CY21E EV / Revenue CY21E EV / EBITDA Enterprise Value ($mm) $5,633 $10,632 $7,667 $5,394 $5,288

Competitive Offerings

OFFERINGS	E2OPEN	Manhattan Associates	DESCARTES	Kinaxis	SPS COMMERCE
Solution Offerings	Comprehensive End-to-End (Execution, Planning, Procurement)	Execution	Execution	Planning	Procurement
Proprietary Network	●	○	◕	○	◕
SaaS Subscription-Based	●	◔	●	◕	●
Cloud-Based Deployment	●	◔	◕	●	●
Subscription Revenue %	81%	18%	89%	74%	94%
# of Customers	6,000+	1,200+	20,000+	150+	95,000+

Source: Company filings, research estimates and FactSet as of November 15, 2021.

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Attractive Long-Term Financial Profile *Does not include acquisition or one time capex Long-Term Organic Growth Model Q2 FY22 Non-GAAP Revenue Growth 10%+ Non-GAAP Gross Profit Margin Mid-70%’s Adjusted EBITDA Growth Teens % Adjusted EBITDA Margin Mid-30%’s+ Capex as a % of Revenue* 5-6% Net Working Capital Source of Cash as a % of Revenue Low to Mid Single Digits Additional Potential Upside From Acquisitions 36.3%

Non-GAAP Metrics (As-acquired) ($ in millions) Q1 FY22(1) Q2 FY22(1) 1H FY 2022 2H FY 2022E Imputed(2) FY2022 Guidance(2) Subscription $73.5 $75.9 $149.5 Professional Services $15.3 $16.4 $31.6 Total Revenue $88.8 $92.3 $181.1 $290.9 $472.0* Gross Profit $65.4 $68.1 $133.6 Gross Margin 74% 74% 74% 71% 71%* Subscription Gross Margin 82% 82% 82% Professional Services Gross Margin 35% 35% 35% R&D as a % of Revenue 15% 15% 15% S&M as a % of Revenue 13% 11% 12% G&A as a % of Revenue 12% 11% 11% Adjusted EBITDA $29.2 $33.5 $62.7 $99.3 $162.0* Adjusted EBITDA Margin 33% 36% 35% 34% 34% *Represents the mid-point of guidance released on October 13, 2021. Reflects full year of E2open and the corresponding 2nd half BluJay guidance for full fiscal year 2022 as of the transaction closing September 1, 2021 (1) Represents non-GAAP measurements for E2open only (2) Represents non-GAAP measurements for E2open and BluJay Solutions Refer to Appendix for Non-GAAP reconciliation

Appendix

Continued strong conviction around meeting and exceeding our long-term organic revenue growth target Steady-state target organic revenue growth of 10%+ Organic building blocks Sales force optimization Pricing optimization Data and analytics Partnerships / new sales channels Progress to-date Created a separate go-to-market organization focused on new logo growth to further extend our core upsell / cross-sell motion Continue to refine pricing / go-to-market strategy as part of board-led initiative with a third party consultant Collaborating with Dun & Bradstreet to leverage D&B’s and E2open’s significant data assets to derive new data products for over 420 million global businesses Announced partnership with Maersk® to develop and sell new supply chain visibility offering, NeoNavTM powered by E2open Key Management Focus Organic Growth Strategic Objectives and Building Blocks

First Quarter FY22 Non-GAAP Reconciliation

($ in millions)	GAAP	Def Rev Adj + M&A Costs(1)	Depreciation & Amortization	Unit-Based Compensation	Other Adjustments(2)	Non-GAAP (Adjusted)
Subscription	51.0	22.5	-	-	-	73.5
Professional Services	15.3	-	-	-	-	15.3
Total Revenue	**$66.3**	**$22.5**	**-**	**-**	**-**	**$88.8**
Subscription	16.5	-	(2.3)	(0.2)	(0.3)	13.6
Professional Services	10.1	-	(0.3)	(0.1)	-	9.8
Amortization of acquired intangible assets	11.5	-	(11.5)	-	-	0.0
Total Cost of Revenue	**$38.2**	**-**	**$(14.1)**	**$(0.3)**	**$(0.3)**	**$23.4**
Gross Profit	**$28.2**	**$22.5**	**$14.1**	**$0.3**	**$0.3**	**$65.4**
Research & Development	15.7	-	(1.8)	(0.5)	-	13.5
Sales & Marketing	12.5	-	(0.3)	(0.4)	-	11.8
General & Administrative	13.7	-	(0.2)	(1.2)	(1.3)	11.0
Acquisition Related Expenses	9.8	(9.8)	-	-	-	0.0
Amortization of acquired intangible assets	3.8	-	(3.8)	-	-	0.0
Total Operating Expenses	**$55.5**	**$(9.8)**	**$(6.1)**	**$(2.1)**	**$(1.3)**	**$36.3**
EBITDA	**$(27.4)**	**$32.3**	**$20.2**	**$2.4**	**$1.7**	**$29.2**

(1) Non-GAAP revenue adds back amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP, as well as expenses primarily related to advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including the Business Combination and the BluJay acquisition.

(2) Primarily includes non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.

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Second Quarter FY22 Non-GAAP Reconciliation

($ in millions)	GAAP	Def Rev Adj + M&A Costs[1]	Depreciation & Amortization	Unit-Based Compensation	Other Adjustments[2]	Non-GAAP (Adjusted)
Subscription	61.7	14.2	-	-	-	75.9
Professional Services	16.4	-	-	-	-	16.4
Total Revenue	**$78.1**	**$14.2**	**-**	**-**	**-**	**$92.3**
Subscription	16.2	-	(2.3)	(0.1)	(0.2)	13.5
Professional Services	11.0	-	(0.3)	(0.1)	-	10.6
Amortization of acquired intangible assets	12.3	-	(12.3)	-	-	0.0
Total Cost of Revenue	**$39.5**	**-**	**$(14.9)**	**$(0.2)**	**$(0.2)**	**$24.2**
Gross Profit	**$38.5**	**$14.2**	**$14.9**	**$0.2**	**$0.2**	**$68.1**
Research & Development	16.2	-	(1.8)	(0.4)	-	14.0
Sales & Marketing	11.2	-	(0.3)	(0.5)	-	10.3
General & Administrative	13.4	-	(0.2)	(1.4)	(1.5)	10.3
Acquisition Related Expenses	7.2	(7.2)	-	-	-	0.0
Amortization of acquired intangible assets	3.5	-	(3.5)	-	-	0.0
Total Operating Expenses	**$51.5**	**$(7.2)**	**$(5.9)**	**$(2.3)**	**$(1.7)**	**$34.6**
EBITDA	**$(13.0)**	**$21.4**	**$20.8**	**$2.5**	**$1.8**	**$33.5**

(1) Non-GAAP revenue adds back amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP, as well as expenses primarily related to advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including the Business Combination and the BluJay acquisition.

(2) Primarily includes non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.

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Pro forma Revenue Reconciliation Subscription revenue ($ in millions) FY2021 FY2022E GAAP Subscription revenue $274 Deferred revenue purchase accounting adjustment(1) $8 Non-GAAP Subscription revenue $282 Pre-Acquisition revenue(2) $140 Pro forma Subscription revenue $422 $463 YoY Growth 7% 10% Note: Company does not provide guidance on GAAP metrics or adjustments. (1) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination as required by GAAP. (2) Includes Revenue for BluJay Solutions for the pre-acquisition periods. Services revenue ($ in millions) FY2021 FY2022E GAAP Professional Services revenue $56 Pre-Acquisition Revenue and other(2) $36 Pro forma Professional Services revenue $92 $107 YoY Growth -11% 15%

Pro forma Adjusted EBITDA Reconciliation

($ in millions)	FY2021	FY2022E
GAAP Net Income	**$(35)**	
Interest expense, net	$67	
Benefit from income taxes	$(7)	
Depreciation and Amortization	$70	
EBITDA	**$94**	
Deferred revenue purchase accounting adjustment (1)	$8	
Acquisition-related adjustments (2)	$19	
Gain from change in fair value of warrant liability (3)	$(23)	
Gain from change in fair value of contingent consideration (4)	$(34)	
Non-recurring/non-operating costs (5)	$4	
Unit-based compensation (6)	$41	
Adjusted EBITDA	**$109**	**$162**
Pre-acquisition EBITDA and other (7)	$63	$36
Pro forma Adjusted EBITDA	**$176**	**$198**
Pro forma Adjusted EBITDA margin	*34%*	*35%*
Growth YoY	*46%*	*13%*

Note: Company does not provide guidance on GAAP metrics or adjustments.

(1) Reflects amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP.

(2) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including costs related to the Business Combination.

(3) Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants.

(4) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter.

(5) Primarily includes foreign currency exchange gain and losses and other non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.

(6) Reflects non-cash, long-term unit-based compensation expense, primarily related to senior management.

(7) Includes Revenue and Adjusted EBITDA for BluJay Solutions for the pre-acquisition periods, as well as an adjustment for deferred commissions for adoption of ASC 606

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